Earnings per share	12 Months Ended
Dec. 31, 2025
Earnings per share [abstract]
Earnings per share	Earnings per share
(a) Basic

Basic earnings per share is calculated by dividing the profit attributable to equity holders of the parent by the weighted average number of shares in issue during the period excluding common shares held as treasury shares (Note 22).

	2025	2024	2023
(Loss) / profit from operations attributable to equity holders of the parent	(8,348)	92,340	226,291
Weighted average number of shares in issue (thousands)	102,094	102,604	107,092
Basic earnings per share	(0.082)	0.900	2.113

(b) Diluted

Diluted earnings per share is calculated by adjusting the weighted average number of shares outstanding to assume conversion of all dilutive potential shares. The Group has two categories of dilutive potential shares: equity-settled share options and restricted units. For these instruments, a calculation is done to determine the number of shares that could have been acquired at fair value, based on the monetary value of the subscription rights attached to outstanding share options. The number of shares calculated as above is compared with the number of shares that would have been issued assuming the exercise of the equity-settled share options. During 2025, the share options outstanding average were 341 thousand (2024: 465 thousand; 2023: 401 thousands) share options outstanding.

	2025	2024	2023
(Loss) / profit from operations attributable to equity holders of the parent	(8,348)	92,340	226,291
Weighted average number of shares in issue (thousands)	102,094	102,604	107,092
Adjustments for:
- Employee share options and restricted units (thousands)	341	465	401
Weighted average number of shares for diluted earnings per share (thousands)	102,435	103,069	107,493
Diluted earnings per share	(0.082)	0.896	2.105